                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                     1934


       Date of Report (Date of earliest event reported):  July 26, 2001

                             BANK ONE CORPORATION
            (Exact name of registrant as specified in its charter)


         Delaware                     001-15323                31-0738296
(State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)

               1 Bank One Plaza, Chicago, IL               60670
          (Address of principal executive offices)       (Zip Code)

         Registrant's telephone number, including area code:   312-732-4000



Item 5.  Other Events and Regulation FD Disclosure
------

     On July 26, 2001, the Registrant issued a news release announcing items highlighted at its investor and analyst meeting in New York that day. A copy of the news release is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99(a) Registrant's July 26, 2001 news release announcing highlights of its investor and analyst presentation that day.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BANK ONE CORPORATION
                                        (Registrant)


Date: July 27, 2001                By:       /s/ Charles W. Scharf
                                          -------------------------------------
                                   Title:    Chief Financial Officer


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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------


99(a) Registrant's July 26, 2001 news release announcing highlights of its investor and analyst presentation that day.

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